UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2025

Performant Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35628	20-0484934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 South Pine Island Road,
Plantation, FL 33324
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (925)  960-4800

 N/A
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.0001 per share	PHLT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of Performant Healthcare, Inc. (the “Company”) held on October 17, 2025 (the “Special Meeting”), the Company’s stockholders voted to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of July 31, 2025, by and among the Company, Continental Buyer, Inc., a Delaware corporation (“Parent”), and Prevail Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, among other things and on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent, as described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 10, 2025 and mailed to the Company’s stockholders on or about September 10, 2025.

At the Special Meeting, the Company’s stockholders considered and voted on: (i) a proposal to adopt the Merger Agreement (the “Merger Proposal”); (ii) a proposal to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger (the “Compensation Proposal”); and (iii) a proposal to approve the adjournment or postponement of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes virtually or by proxy to approve the Merger Proposal at the time of the Special Meeting (the “Adjournment Proposal”).

As of the close of business on September 8, 2025, the record date for the Special Meeting, there were 80,440,418 shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting. At the Special Meeting, the holders of a total of 56,608,013 shares of Common Stock, representing 70.37% of the shares of Common Stock entitled to vote at the Special Meeting, were represented virtually or by proxy, constituting a quorum.

The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each proposal considered at the Special Meeting is as follows:

Proposal No. 1 – Merger Proposal

The following votes were cast at the Special Meeting (virtually or by proxy), and based on the results from the Inspector of Election, the Merger Proposal was approved by the requisite votes of the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
56,441,561	4,646	161,806	0

Proposal No. 2 – The Compensation Proposal

The following votes were cast at the Special Meeting (virtually or by proxy), and based on the results from the Inspector of Election, the Compensation Proposal was approved by the requisite vote of the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
33,172,875	22,740,424	694,714	0

Proposal No. 3 – The Adjournment Proposal

The following votes were cast at the Special Meeting (virtually or by proxy), and based on the results from the Inspector of Election, the Adjournment Proposal was approved by the requisite vote of the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
55,438,023	541,702	628,288	0

Forward Looking Statements

The Company’s disclosure in this report may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. These forward-looking statements are based on current expectations, estimates, assumptions, and projections that are subject to change and actual results may differ materially from the forward-looking statements. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed merger, including the receipt of certain regulatory approvals; (iii) the failure to obtain stockholder approval; (iv) the occurrence of any fact, event, change, development or circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) risks that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) unexpected costs, charges or expenses resulting from the proposed merger; (x) potential litigation relating to the merger that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed Merger; (xiv) legislative, regulatory and economic developments affecting the Company’s business and (xvii) other risks described in the Company’s filings with the U.S. Securities and Exchange Commission, such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s annual report on Form 10-K for the year ended December 31, 2024 and subsequently filed reports on Forms 10-Q and 8-K. The forward-looking statements are made as of the date of this press release and the Company does not undertake to update any forward-looking statements to conform these statements to actual results or revised expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2025

PERFORMANT HEALTHCARE, INC.

	By:	/s/ Rohit Ramchandani
Rohit Ramchandani
Chief Financial Officer